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                                 EXHIBIT 10(A)

                       FIFTH AMENDMENT TO SECOND AMENDED

             AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS FIFTH AMENDMENT (the "Fifth Amendment") TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT, made as of this 19th day of December,
1997, among AARON RENTS, INC., a Georgia corporation (the "Company"), SUNTRUST
BANK, ATLANTA (formerly known as Trust Company Bank), a Georgia banking corporation, FIRST UNION NATIONAL BANK (formerly known as First Union National
Bank of Georgia), a national banking association, THE FIRST NATIONAL BANK OF
CHICAGO, a national banking association, as assignee of NBD Bank, SOUTHTRUST
BANK, N.A. (formerly known as SouthTrust Bank of Georgia, N.A.), a national banking association (collectively, the "Banks") and SUNTRUST BANK, ATLANTA, as Agent for the Banks (the "Agent").

                                  WITNESSETH:

     WHEREAS, the Company, the Banks and the Agent are parties to that certain
Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of
January 6, 1995, as heretofore amended (the "Loan Agreement"); and

     WHEREAS, the Company has requested that certain terms of the Loan Agreement be amended and the Agent and the Banks have agreed to the requested amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

1.

     Section 2.03 of the Loan Agreement is hereby amended by replacing subsection (a) thereof with the following:

          (a) the aggregate Revolving Credit Commitments shall not exceed the least of the following:

             (i) an amount equal to 700% of the Company's Rental Income for the most recent calendar month;

             (ii) an amount equal to 70% of the Net Book Value of the Company's
        Rental Equipment and Furniture Inventory as of the most recent calendar month; or

             (iii) $90,000,000.

2.

     Section 8.11 of the Loan Agreement is hereby amended by replacing said section with the following:

          Section 8.11. Corporate Existence.  Except as expressly permitted under Section 9.05 hereof, the Company will maintain and will cause each
     Subsidiary to maintain its corporate existence and good standing in the jurisdiction of its incorporation, and the Company will qualify and will cause each Subsidiary to qualify and remain qualified to do business as a foreign corporation in each jurisdiction in
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     which the nature of the business conducted by it or its ownership of property makes such qualification necessary and where failure to qualify would have a Materially Adverse Effect.

3.

     Section 9.03 of the Loan Agreement is hereby amended by replacing subsection (d) thereof with the following:

          (d) own, purchase or acquire stock, obligations or securities of a Subsidiary or of a corporation which immediately after such purchase or acquisition will be a Subsidiary or will be merged into Borrower, provided, however, written consent of the Banks, which any of them may withhold in their sole discretion, is required for purchases and acquisitions with (A) a cash purchase price greater than or equal to $10,000,000, or (B) a total purchase price (including cash, stock of the Company and any of its Subsidiaries and any other consideration) greater than or equal to $15,000,000;

4.

     Section 9.03 of the Loan Agreement is hereby further amended by replacing subsection (i) thereof with the following:

          (i) guarantee the indebtedness of obligations of certain franchise operators, provided such guarantees are (A) given by the Company in connection with (1) such franchise operators' purchase of merchandise financed through a third-party lender or (2) loans made for other purposes pursuant to the terms of that certain Loan Facility Agreement and Guaranty,
     to be dated on or about December   , 1997, by and among the Company,
     SunTrust Bank, Atlanta, as Servicer, and the banks from time to time party thereto (as thereafter amended or modified, the "Loan Facility Agreement and Guaranty"), and (B) limited to $40,000,000 in aggregate outstanding principal amount at any one time for all franchise operators; and

5.

     Section 9.06 of the Loan Agreement is hereby amended by replacing said
Section with the following:

          Section 9.06. Additional Negative Pledges. The Company shall not, and shall not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any assets of the Company or any of its Subsidiaries, other than pursuant to (a) Section 9.01, (b) the terms of any agreement, instrument or other document pursuant to which any debt permitted by Section 9.01(e) is incurred by the Company or any of its Subsidiaries, so long as such prohibition or restriction applies only to the property or asset being financed by such debt, (c) any requirement of applicable law or any regulatory authority having jurisdiction over the Company or any of its Subsidiaries, (d) the terms of the Synthetic Lease Documents and (e) the terms of the Loan Facility Agreement and Guaranty.

6.

     The Revolving Credit Commitment of each Bank (other than SunTrust Bank,
Atlanta) is amended to be the Revolving Credit Commitment of such Bank listed on its signature page to this Fifth Amendment.

7.

     The Company represents and warrants that all representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof and no Default or Event of Default exists under the Loan
Agreement as of the date hereof.

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8.

     The effectiveness of this Fifth Amendment is conditioned upon the Agent's receipt of:

          (a) three Revolving Notes, each dated the date hereof, executed by the Company, in favor of each Bank other than SunTrust Bank, Atlanta, in the amount of such Bank's Revolving Credit Commitment as set forth on the signature pages hereto;

          (b) a Second Amendment and Ratification of Subsidiary Guaranty
     Agreement, in form and substance satisfactory to the Banks, executed by the Guarantors;

          (c) certificates of the Secretary or Assistant Secretary of each of the Credit Parties attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing the execution, delivery and performance of this Fifth Amendment and the other Loan
     Documents described in this Section 7, as applicable (the "Amendment
     Documents");

          (d) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of each entity executing the Amendment Documents, (ii) the certificate or articles of incorporation of such Credit Party, and (iii) the bylaws or comparable governing documents of such Credit Party;

          (f) certificates of existence or other good standing certificates for each Credit Party issued by the Secretary of State of the jurisdiction of such Credit Party's incorporation and of each state where the failure to be in good standing would have a Materially Adverse Effect; and

          (g) the favorable opinion of Kilpatrick Stockton, general counsel to the Credit Parties, addressed to the Agent and each of the Banks.

9.

     Except for the amendments and agreements expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Company acknowledges and expressly agrees that the Agent and the Banks reserve the right to, and do, in fact, require strict compliance with the terms and provisions of the Loan Agreement, as amended by this Fifth Amendment.

10.

     Each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein," or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Fifth Amendment and each reference to the Loan Agreement in any other document, instrument or agreement executed or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Fifth Amendment.

11.

     THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF GEORGIA.

12.

     This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Fifth Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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13.

     This Fifth Amendment shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

14.

     This Fifth Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto, are expressly superseded hereby.

15.

     The Company agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of, this Fifth Amendment (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agent).

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     IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the date first above written.

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                                                   COMPANY:

                                                   AARON RENTS, INC.

Address for Notices:

309 East Paces Ferry Road                          By:
Atlanta, Georgia 30305                             --------------------------------------------
Attention: Gilbert L. Danielson                        Name:
                                                       Title:
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                     [SIGNATURE PAGE FOR FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT]

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                                                   AGENT:

Address for Notices:                               SUNTRUST BANK, ATLANTA, as Agent for the
                                                   Banks

25 Park Place, 23rd Floor                          By:
Atlanta, Georgia 30303                             --------------------------------------------
Attention: Willem-Jan O. Hattink or                    Name:
           Michael Dunlap                              Title:

Payment Office:

25 Park Place                                      By:
23rd Floor                                         --------------------------------------------
Atlanta, Georgia 30303                                 Name:
                                                       Title:

                     [SIGNATURE PAGE FOR FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT]

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                                                   BANKS:

Address for Notices:                               SUNTRUST BANK, ATLANTA

25 Park Place, 23rd Floor                          By:
Atlanta, Georgia 30303                             --------------------------------------------
Attention: Willem-Jan O. Hattink or                Name:
Michael Dunlap                                     Title:

Payment Office:

25 Park Place                                      By:
23rd Floor                                         --------------------------------------------
Atlanta, Georgia 30303                                 Name:
                                                       Title:
REVOLVING CREDIT COMMITMENT:             $25,000,000.00

PRO RATA SHARE OF REVOLVING
LOAN COMMITMENTS:                               27.7778%
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                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                                        7
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                                                   FIRST UNION NATIONAL BANK

Address for Notices:

999 Peachtree Street                               By:
12th Floor, Suite 640                              --------------------------------------------
Atlanta, Georgia 30309                             Name:
Attention: Jonathan D. Hook                        Title:

Payment Office:

999 Peachtree Street
12th Floor, Suite 640
P.O. Box 740074
Atlanta, Georgia 30374
REVOLVING CREDIT COMMITMENT:             $30,000,000.00

PRO RATE SHARE OF REVOLVING LOAN                33.3333%
  COMMITMENTS:

                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                                        8
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                                                   THE FIRST NATIONAL BANK OF CHICAGO

Address for Notices:

One First National Plaza -- MC0324                 By:
Chicago, Illinois 60670-0324                       --------------------------------------------
Attention: Ms. Noreen St. Lawrence                 Name:
                                                   Title:

Payment Office:

One First National Plaza -- MC0324
Chicago, Illinois 60670-0324
Attention: Ms. Noreen St. Lawrence
REVOLVING CREDIT COMMITMENT:             $20,000,000.00

PRO RATA SHARE OF REVOLVING LOAN
  COMMITMENTS:                                  22.2222%
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                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT]
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                                                   SOUTHTRUST BANK, N.A.

Address for Notices:

One Georgia Center                                 By:
600 West Peachtree Street                          --------------------------------------------
Atlanta, Georgia 30308                             Name:
Attention: Mark Crosswell                          Title:

Payment Office:

One Georgia Center
600 West Peachtree Street
Atlanta, Georgia 30308
Attention: Mark Crosswell
REVOLVING CREDIT COMMITMENT:             $15,000,000.00

PRO RATE SHARE OF REVOLVING LOAN                16.6667%
  COMMITMENTS:
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